Profit/(loss) on disposal of subsidiaries, associates and joint ventures	12 Months Ended
Dec. 31, 2017
Gains (losses) on disposals of investments [abstract]
Profit/(loss) on disposal of subsidiaries, associates and joint ventures

The notes included in this section focus on the results and performance of the Group. Information on the income generated, expenditure incurred, segmental performance, tax, earnings per share and dividends are included here. For further detail on performance, please see Income statement commentary within Financial review (unaudited) on page 167.

9 Profit/(loss) on disposal of subsidiaries, associates and joint ventures

During the year, the profit on disposal of subsidiaries, associates and joint ventures was £187m (2016: profit of £420m; 2015: loss of £637m), principally relating to the sale of VocaLink and Barclays Wealth Services Japan. Please refer to Note 43 for further detail.